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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 5, 2005

                              ALLIED HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

     Georgia                         0-22276                 58-0360550
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

160 Clairemont Avenue, Suite 200, Decatur, Georgia                       30030
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (404) 373-4285

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 5, 2005, Allied Holdings, Inc. (the "Company") entered into an amendment (the "Sixth Amendment") to its amended and restated credit facility
(the "Credit Facility") by and among the Company, Allied Systems, Ltd. (L.P.), each subsidiary of the Company listed as a "Guarantor" on the signature pages thereto, each of the lenders from time to time party thereto, Ableco Finance
LLC, as collateral agent, and Wells Fargo Foothill, Inc., as administrative agent. The Sixth Amendment has an effective date of July 5, 2005, except the waiver of a financial covenant contained in the Sixth Amendment was effective as of May 31, 2005. The Sixth Amendment makes the following changes in the financial covenants in the Credit Facility.

      The Sixth Amendment reduces the Company's financial covenant within respect to minimum consolidated earnings before interest, taxes, deprecation and amortization, as defined in the Credit Facility, that must be maintained by the Company for twelve consecutive months ending on May 31, 2005. For all 12 month periods ending after May 31, 2005, this covenant returns to the requirements set forth in the Credit Facility.

      The Sixth Amendment also specifies the amount of debt the Company is permitted to incur under the Credit Facility during certain periods. As amended, with respect to Revolving Loans under the Credit Facility, the amount outstanding cannot exceed for the period beginning July 5, 2005, and ending July
11, 2005, approximately $19.6 million. In addition, for the period July 5, 2005 through July 11, 2005, the Letters of Credit Obligations may not exceed approximately $43.7 million. Subsequent to July 11, 2005, the Company will be subject to the debt limitations set forth in the Credit Facility prior to the Sixth Amendment.

      In addition, the Sixth Amendment also amended the debt incurrence ratio, as set forth in the Credit Facility, to provide that solely for the period commencing May 1, 2005 and ending July 11, 2005 the aggregate principal amount of the Loans and Letter of Credit Obligations, as defined in the Credit
Facility, shall not at the end of any business day exceed (i) an amount equal to four times the consolidated earnings before interest, taxes, depreciation, and amortization, as defined in the Credit Facility, for the most recently completed twelve months after giving effect to certain adjustments as provided in the Credit Facility, or (ii) the maximum principal amount of indebtedness which is otherwise permitted to be incurred under Section 2.01(b) of the Credit Facility.
Subsequent to July 11, 2005, the Company will be subject to the debt incurrence ratio as set forth in the Credit Facility prior to the Sixth Amendment.

      The Sixth Amendment also provides for certain additional events which may constitute an Event of Default under the Credit Facility including but not limited to events which, in the sole discretion of the administrative agent or the collateral agent, have a material adverse effect on the operations, business, assets, prospects, properties or condition of the Company or the industries, businesses or markets within which the Company or its customers operate, in accordance with the terms of the Credit Facility as set forth in the Sixth Amendment.

      As a result of the Sixth Amendment, the Company believes that it was in compliance with the covenants under the Credit Facility as of July 5, 2005, provided that the Company can give no assurance that it will be in compliance with the covenant in the Credit Facility, as amended, related to minimum consolidated earnings before interest, taxes, depreciation and amortization, as defined in the Credit Facility when it provides its report as to compliance with such covenants, as of June 30, 2005 by no later than July 30, 2005. The Company can also give no assurances that it will continue to be in compliance with the covenants under the Credit Facility in the future or that if it fails to comply, that it will be able to obtain amendments or waivers of such covenants on commercially reasonable terms, if at all. If the

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Company is unable to comply with the covenants in the credit facility and is unable to obtain a waiver or further amendment to the facility on acceptable terms, the Company may need to file for bankruptcy protection.

      In connection with obtaining the Sixth Amendment, the Company has agreed to pay additional interest of 3% on all outstanding obligations under the Credit
Facility for the period commencing July 5, 2005 and ending on the earlier of July 11, 2005 or any event of default under the Credit Facility.

      As amended, the final maturity date of the Credit Facility remains
September 4, 2007. Except as noted above, all other terms of the Credit Facility remain in full force and effect.

      A copy of the Sixth Amendment announcing the execution of the Sixth
Amendment is filed herewith.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      4.3(f)   Sixth Amendment dated July 5, 2005 to the Amended and Restated
                  Financing Agreement, dated as of September 4, 2003, by and among Allied Holdings, Inc., Allied Systems, Ltd. (L.P.), each subsidiary of Allied Holdings, Inc. listed as a "Guarantor" on the signature pages thereto, each of the lenders from time to time party thereto as a Lender, Ableco Finance LLC, as
                  collateral agent, and Wells Fargo Foothill, Inc., as
                  administrative agent

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIED HOLDINGS, INC.

Dated: July 7, 2005              By: /s/ Thomas H. King
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                                           Name:  Thomas H. King
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit No.  Description of Exhibit
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
4.3(f)       Sixth Amendment dated July 5, 2005 to the Amended and Restated
             Financing Agreement, dated as of September 4, 2003, by and among
             Allied Holdings, Inc., Allied Systems, Ltd. (L.P.), each subsidiary of Allied Holdings, Inc. listed as a "Guarantor" on the signature pages thereto, each of the lenders from time to time party thereto as a Lender, Ableco Finance LLC, as collateral agent, and Wells
             Fargo Foothill, Inc., as administrative agent